Exhibit 99.1

EverQuote Announces Fourth Quarter and Full Year 2025 Financial Results

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Fourth Quarter Revenue Grows 32% Year-Over-Year to $195.3 million
•
Fourth Quarter GAAP Net Income Increases to $57.8 million and Adjusted EBITDA Grows 32% Year-Over-Year
•
Full Year Revenue Grows 38% Year-Over-Year to $692.5 million
•
Full Year GAAP Net Income Increases to $99.3 million and Adjusted EBITDA Grows 62% Year-Over-Year
•
Generates Full Year 2025 Operating Cash Flow of $95.4 million

CAMBRIDGE, Mass., Feb. 23, 2026 (GLOBE NEWSWIRE) -- EverQuote, Inc. (Nasdaq: EVER), a leading online insurance marketplace, today announced financial results for the fourth quarter and full year ended December 31, 2025.

“2025 was a record year for EverQuote defined by significant success scaling our marketplace, further integrating AI into our operations, and accelerating our evolution to a growth solutions partner to our customers,” said Jayme Mendal, CEO of EverQuote. “We are delivering better performing referrals, bigger traffic scale, and a broader suite of products and services. Looking ahead to 2026, EverQuote is evolving toward an AI-first future and scaling products that combine our unique data with newfound capabilities to derive value.”

“We delivered record financial performance in 2025, growing full-year revenue and Adjusted EBITDA at 38% and 62%, respectively through continued strong execution,” said Joseph Sanborn, CFO of EverQuote. “Our team has been effectively managing costs and driving increasing efficiencies through automation in our core operations, while also further investing in strategic areas to drive growth such as AI capabilities, new products and data science. We believe EverQuote continues to be well positioned to benefit as insurance carriers focus on profitable policy growth in 2026.”

Fourth Quarter 2025 Highlights:

(Unless otherwise noted, all comparisons are relative to the fourth quarter of 2024).

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Total revenue grew 32% to $195.3 million.
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Automotive insurance vertical revenue of $179.9 million, an increase of 32%.
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Home and renters insurance vertical revenue of $15.4 million, an increase of 37%.
•
Variable Marketing Dollars grew to $49.3 million, compared to $44.0 million.
•
GAAP net income increased to $57.8 million, which includes a net deferred tax benefit of $38.4 million consisting primarily of a one-time release of the valuation allowance against our deferred tax assets, compared to a GAAP net income of $12.3 million.
•
Adjusted EBITDA increased 32% to $25.1 million, compared to $18.9 million.
•
Operating cash flow increased to $27.0 million, compared to $20.1 million.

Full Year 2025 Highlights:

(Unless otherwise noted, all comparisons are relative to full year 2024 results).

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Total revenue grew 38% to $692.5 million.
•
Automotive insurance vertical revenue of $629.8 million, an increase of 41%.
•
Home and renters insurance vertical revenue of $62.7 million, an increase of 20%.
•
Variable Marketing Dollars grew to $191.9 million, compared to $155.2 million.
•
GAAP net income increased to $99.3 million, which includes a net deferred tax benefit of $38.4 million consisting primarily of a one-time release of the valuation allowance against our deferred tax assets, compared to a GAAP net income of $32.2 million.
•
Adjusted EBITDA increased 62% to $94.6 million, compared to $58.2 million.
•
Operating cash flow increased to $95.4 million, compared to $66.6 million.

•
Ended the year with $171.4 million in cash and cash equivalents.
•
Implemented a $50.0 million inaugural share repurchase program.

First Quarter 2026 Outlook:

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Revenue of $175.0 - $185.0 million
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Variable Marketing Dollars of $49.0 - $52.0 million
•
Adjusted EBITDA of $23.5 - $26.5 million

With respect to the Company’s expectations under “First Quarter 2026 Outlook” above, the Company has not reconciled the non-GAAP measure Adjusted EBITDA to the GAAP measure net income (loss) in this press release because the Company does not provide guidance for stock-based compensation expense, depreciation and amortization expense, legal settlement expense, interest income, and income taxes on a consistent basis as the Company is unable to quantify these amounts without unreasonable efforts, which would be required to include a reconciliation of Adjusted EBITDA to GAAP net income (loss). In addition, the Company believes such a reconciliation would imply a degree of precision that could be confusing or misleading to investors.

Conference Call and Webcast Information

EverQuote will host a conference call and live webcast to discuss its fourth quarter and full year 2025 financial results at 4:30 p.m. Eastern Time today, February 23, 2026. To access the conference call, dial Toll Free: +1 (800) 715-9871 for the US, or +1 (646) 307-1963 for international callers, and provide conference ID 8699350. The live webcast and replay will be available on the Investors section of the Company’s website at https://investors.everquote.com.

Safe Harbor Statement

This press release contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this press release, including statements regarding our future results of operations and financial position, business strategy and plans, and objectives of management for future operations, are forward-looking statements. These statements involve known and unknown risks, uncertainties, and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “should,” “expects,” “might,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “seek,” “would” or “continue,” or the negative of these terms or other similar expressions. The forward-looking statements in this press release are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition, liquidity and results of operations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. These forward-looking statements speak only as of the date of this press release and are subject to a number of risks, uncertainties and assumptions described in our annual report on Form 10-K, our quarterly reports on Form 10-Q and our current reports on Form 8-K as filed with the Securities and Exchange Commission (“SEC”) from time to time. Additional information will also be set forth in the Company's annual report on Form 10-K for the year ended December 31, 2025, which will be filed with the SEC. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. While we may elect to update these forward-looking statements at some point in the future, whether as a result of any new information, future events, or otherwise, we have no current intention of doing so except to the extent required by applicable law. Some of the key factors that could cause actual results to differ include: (1) our dependence on revenue from the property and casualty insurance industries, and specifically automotive insurance, and exposure to risks related to those industries; (2) our dependence on our relationships with insurance providers with no long-term minimum financial commitments; (3) our reliance on a small number of insurance providers for a significant portion of our revenue; (4) our dependence on third-party media sources for a significant portion of visitors to our websites and marketplace; (5) our ability to attract consumers searching for insurance to our websites and marketplace through Internet search engines, display advertising, social media, content-based online advertising and other online sources; (6) any limitations restricting our ability to market to users or collect and use data derived from user activities; (7) risks related to cybersecurity incidents or other network disruptions; (8) risks related to the use of artificial intelligence; (9) our ability to develop new and enhanced products and services to attract and retain consumers and insurance providers, and to successfully monetize them; (10) the impact of competition in our industry and innovation by our competitors; (11) our ability to hire and retain necessary qualified employees to expand our operations; (12) our ability to stay abreast of and comply with new or modified laws and regulations that currently apply or become applicable to our business, including with respect to the insurance industry, telemarketing restrictions and data privacy requirements; (13) our ability to protect our intellectual property rights and maintain and build our brand; (14) our future financial performance, including our expectations regarding our revenue, cost of revenue, variable marketing dollars, operating expenses, cash flows and ability to achieve, and maintain, future profitability; (15) our ability to properly collect, process, store, share, disclose and use consumer information and other data; (16) any impacts of economic or legislative developments, including inflation, increased tariffs and the One Big Beautiful Bill Act; and (17) the future trading prices of our Class A common stock, including any impacts resulting from our share repurchase program.

About EverQuote

EverQuote operates a leading online marketplace for insurance shopping, connecting consumers with insurance provider customers, which includes both carriers and agents. Our vision is to be the leading growth partner for property and casualty, or P&C, insurance providers. Our results-driven marketplace, powered by our proprietary data and technology platform, is improving the way insurance providers attract and connect with consumers shopping for insurance.

For more information, visit everquote.com and follow on LinkedIn.

Investor Relations Contact

Brinlea Johnson

The Blueshirt Group

(415) 269-2645

EVERQUOTE, INC.

STATEMENTS OF OPERATIONS

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
	(in thousands except per share)
Revenue	$195,320	$147,455	$692,521	$500,190
Cost and operating expenses(1):
Cost of revenue	4,441	5,420	19,375	20,922
Sales and marketing	155,161	114,209	541,008	387,700
Research and development	8,303	7,640	31,504	29,553
General and administrative	8,784	8,159	34,066	30,264
Legal settlement	—	—	8,232	—
Total cost and operating expenses	176,689	135,428	634,185	468,439
Income from operations	18,631	12,027	58,336	31,751
Other income (expense):
Interest income	956	683	3,574	2,079
Other income (expense), net	(22)	24	(87)	178
Total other income, net	934	707	3,487	2,257
Income before income taxes	19,565	12,734	61,823	34,008
Income tax benefit (expense)	38,190	(428)	37,488	(1,839)
Net income	$57,755	$12,306	$99,311	$32,169
Net income per share:
Basic	$1.60	$0.35	$2.75	$0.92
Diluted	$1.54	$0.33	$2.63	$0.88
Weighted average common shares outstanding, basic and diluted
Basic	36,135	35,490	36,141	35,007
Diluted	37,602	37,051	37,753	36,646

(1) Amounts include stock-based compensation expense, as follows:
	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
	(in thousands)
Cost of revenue	$35	$53	$122	$182
Sales and marketing	1,279	1,713	7,139	6,796
Research and development	1,585	1,422	6,291	5,502
General and administrative	2,692	2,122	10,747	8,134
	$5,591	$5,310	$24,299	$20,614

EVERQUOTE, INC.

BALANCE SHEET DATA

	December 31,
	2025	2024
	(in thousands)
Cash and cash equivalents	$171,379	$102,116
Working capital	169,067	99,131
Total assets	326,913	210,530
Total liabilities	88,873	75,162
Total stockholders' equity	238,040	135,368

EVERQUOTE, INC.

STATEMENTS OF CASH FLOWS

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
	(in thousands)
Cash flows from operating activities:
Net income	$57,755	$12,306	$99,311	$32,169
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	861	1,555	3,811	5,672
Stock-based compensation expense	5,591	5,310	24,299	20,614
Deferred taxes	(38,428)	—	(38,428)	—
Provision for (recovery of) bad debt	—	(3)	10	13
Unrealized foreign currency transaction (gains) losses	14	(82)	110	(26)
Litigation accrual settled with sale of assets	—	—	7,841	—
Changes in operating assets and liabilities:
Accounts receivable	(6,970)	(13,099)	(13,813)	(40,178)
Prepaid expenses and other current assets	248	128	(4,440)	440
Commissions receivable, current and non-current	—	1,158	1,873	4,880
Operating lease right-of-use assets	291	371	1,124	2,213
Other assets	137	—	137	(291)
Accounts payable	8,950	12,961	16,887	42,664
Accrued expenses and other current liabilities	(1,416)	(73)	(2,105)	1,040
Deferred revenue	273	(14)	(103)	(107)
Operating lease liabilities	(296)	(384)	(1,133)	(2,537)
Net cash provided by operating activities	27,010	20,134	95,381	66,566
Cash flows from investing activities:
Acquisition of property and equipment, including costs capitalized for development of internal-use software	(1,161)	(1,003)	(5,057)	(4,114)
Net cash used in investing activities	(1,161)	(1,003)	(5,057)	(4,114)
Cash flows from financing activities:
Proceeds from exercise of stock options	537	651	3,931	3,553
Repurchase of common stock	—	—	(21,024)	—
Tax withholding payments related to net share settlement	(774)	(496)	(3,971)	(1,846)
Net cash provided by (used in) financing activities	(237)	155	(21,064)	1,707
Effect of exchange rate changes on cash, cash equivalents and restricted cash	1	(11)	3	1
Net increase in cash, cash equivalents and restricted cash	25,613	19,275	69,263	64,160
Cash, cash equivalents and restricted cash at beginning of period	145,766	82,841	102,116	37,956
Cash, cash equivalents and restricted cash at end of period	$171,379	$102,116	$171,379	$102,116

EVERQUOTE, INC.

FINANCIAL AND OPERATING METRICS

Revenue by vertical:

	Three Months Ended December 31,		Change
	2025	2024	%
	(in thousands)
Automotive	$179,891	$135,930	32.3%
Home and renters	15,422	11,298	36.5%
Other	7	227	-96.9%
Total revenue	$195,320	$147,455	32.5%

	Year Ended December 31,		Change
	2025	2024	%
	(in thousands)
Automotive	$629,831	$446,095	41.2%
Home and renters	62,650	52,013	20.5%
Other	40	2,082	-98.1%
Total revenue	$692,521	$500,190	38.5%

Other financial and non-financial metrics:

	Three Months Ended December 31,		Change
	2025	2024	%
	(in thousands)
Income from operations	$18,631	$12,027	54.9%
Net income	$57,755	$12,306	369.3%
Variable marketing dollars	$49,335	$44,023	12.1%
Adjusted EBITDA(1)	$25,061	$18,916	32.5%

	Year Ended December 31,		Change
	2025	2024	%
	(in thousands)
Income from operations	$58,336	$31,751	83.7%
Net income	$99,311	$32,169	208.7%
Variable marketing dollars	$191,855	$155,227	23.6%
Adjusted EBITDA(1)	$94,591	$58,215	62.5%

(1) Adjusted EBITDA is a non-GAAP measure. Please see “EverQuote, Inc. Reconciliation of Non-GAAP Measures to GAAP” below for more information.

To supplement the Company’s financial statements presented in accordance with GAAP and to provide investors with additional information regarding EverQuote’s financial results, the Company has presented Adjusted EBITDA as a non-GAAP financial measure. This non-GAAP financial measure is not based on any standardized methodology prescribed by GAAP and is not necessarily comparable to similarly titled measures presented by other companies.

The Company defines Adjusted EBITDA as net income (loss), excluding the impact of stock-based compensation expense; depreciation and amortization expense; legal settlement expense; interest income; and income taxes. The most directly comparable GAAP measure is net income (loss). The Company monitors and presents Adjusted EBITDA because it is a key measure used by management and the board of directors to understand and evaluate operating performance, to establish budgets and to develop operational goals for managing EverQuote’s business. In particular, the Company believes that excluding the impact of these items in calculating Adjusted EBITDA can provide a useful measure for period-to-period comparisons of EverQuote’s core operating performance.

The Company uses Adjusted EBITDA to evaluate EverQuote’s operating performance and trends and make planning decisions. The Company believes that this non-GAAP financial measure helps identify underlying trends in EverQuote’s business that could otherwise be masked by the effect of the items that the Company excludes in the calculations of Adjusted EBITDA. Accordingly, the Company believes that this financial measure provides useful information to investors and others in understanding and evaluating EverQuote’s operating results, enhancing the overall understanding of the Company’s past performance and future prospects.

The Company’s non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of Adjusted EBITDA rather than net income (loss), which is the most directly comparable financial measure calculated and presented in accordance with GAAP. In addition, other companies may use other measures to evaluate their performance, which could reduce the usefulness of the Company’s non-GAAP financial measures as tools for comparison.

The following table reconciles Adjusted EBITDA to net income (loss), the most directly comparable financial measure calculated and presented in accordance with GAAP.

EVERQUOTE, INC.

RECONCILIATION OF NON-GAAP MEASURES TO GAAP

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
	(in thousands)
Net income	$57,755	$12,306	$99,311	$32,169
Stock-based compensation	5,591	5,310	24,299	20,614
Depreciation and amortization	861	1,555	3,811	5,672
Legal settlement	—	—	8,232	—
Interest income	(956)	(683)	(3,574)	(2,079)
Income taxes	(38,190)	428	(37,488)	1,839
Adjusted EBITDA	$25,061	$18,916	$94,591	$58,215